Deutsche Bank High Yield Conference September 29, 2005 Steve Childers, Chief Financial Officer

Regulation G and Safe Harbor Regulation G This presentation contains disclosures regarding our "adjusted EBIDTA" and "total net debt to last 12-month adjusted EBITDA", both of which are non-GAAP financial measures as defined by Regulation G of the rules of the Securities and Exchange Commission. For a description of the reasons the company uses these measures and a reconciliation of the non-GAAP financial measures to the equivalent GAAP equivalents see GAAP reconciliation on page 24. Forward-Looking Statements This presentation contains forward-looking statements regarding future events and the future performance of Consolidated Communications Holdings, Inc. that involve risks, uncertainties and assumptions that could cause actual results to differ materially including, but not limited to, economic conditions, customer demand, increased competition in the relevant market and others. Please see the section entitled "Risk Factors" in our prospectus dated July 21, 2005, as well as the documents that we file from time to time with the Securities and Exchange Commission, such as the Company's Form 10-Q for the quarter ended June 30, 2005, which contain additional important factors that could cause our actual results to differ from our current expectations and from the forward-looking statements discussed during in this presentation. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any such forward-looking information, whether as a result of new information, future events or otherwise.

Investment Highlights Attractive Markets and Limited Competition Stable Local Telephone Business Bundled Service Offerings Favorable Regulatory Environment Technologically Advanced Network Experienced Management Team

IPO and Other Financial Transactions July 27th, 2005 raised $73.1 million in net proceeds Priced at $13.00 6.0 million primary shares 12.0 million total secondary shares, including green shoe Total shares outstanding 29.7 million Approximate Post IPO Ownership: 60.7% Public, 23.5% CIT, 12.7% Providence Equity, & 3.1% Management Related and subsequent debt transactions Entered into new $425 million non-amortizing term loan facility and $30 million revolving credit facility Redeemed $65.0 million 9 3/4 % senior notes due 2012 Executed $100 million rate swap Interest rate now fixed on 73 percent of term debt Dividends payable quarterly at an annual rate of approximately $1.55 per share

Hurricane Rita Update All Consolidated Texas employees safe and accounted for No significant property damage Impact to third quarter financial results expected to be immaterial Service interruptions restored on a priority basis Great planning, execution and effort by Texas Emergency Response Teams Leveraged Illinois personnel and resources where and when needed Texas

Company Overview 15th largest Rural Local Exchange Carrier in the U.S. with operations in Illinois and Texas, serving approximately 247,000 local access lines Providing local, long distance, internet and data services Triple play capabilities in Illinois 33,058 DSL subscribers, representing 13.4% penetration 67% residential, 33% business Note: All references to "LTM" refer to the 12-month period ended June 30, 2005. Strength in telephone operations drives financial results LTM total revenues $321.0 million 88.5% telephone operations LTM total Adjusted EBITDA $139.1 million 95.8% telephone operations

More Than 100 Years of Operations Mattoon Telephone Co. founded by Dr. I.A. Lumpkin 1894 1898 Lufkin- Conroe founded 1984 1987 2005 1997 2002 2000 1996 2004 Consolidated Communications Inc. was formed and non-regulated businesses incorporated from 1984-1989 ICTC is the first to deploy fiber in Illinois CCI acquired by McLeodUSA VoIP deployed in Texas TXUCV acquires Lufkin- Conroe Lumpkin, Providence and Spectrum acquire CCI TXUCV acquires Fort Bend 1914 Fort Bend Telephone founded Mattoon Telephone Co. founded by Dr. I.A. Lumpkin CCI acquires TXUCV Consolidated completes IPO

Stable Rural Markets in Illinois & Lufkin, Texas Source: US Census Bureau for population statistics. (1) Local access lines as of June 30, 2005. Illinois Texas

Growing Suburban / Rural Markets in Katy & Conroe, Texas Source: US Census Bureau for population statistics. (1) Local access lines as of June 30, 2005. High Growth & Income Texas

Stable Customer Base Notes: 1) Total connections is equal to access lines plus DSL subscribers. 2) June 30, 2005 local access line count reflects a six-month decrease of 7,950 lines, which included the migration of 4,708 MCIMetro's Internet service provider (ISP) lines from primary rate interface facilities and local T-1 facilities to interconnection trunks. Because these lines did not generate long distance, access or subsidy revenue, the revenue loss associated with the migration is expected to be approximately one- fifth the impact of the same number of commercial access lines. CCI's total connections have grown year-over-year, with more than 8,000 new connections (net) since 2001 2005 results reflect impact of MCI ISP regrooming (see note #2)

The company has successfully managed wireless competition since the late 1980s Cable companies have not marketed a voice product in CCI's markets Marketing, customer service and technology initiatives have been designed to minimize competitive traction Limited Competition CCI's strategy has been to minimize competition from wireless and cable companies by providing "sticky" bundled service offerings and exemplary customer service National and regional wireless carriers No CLEC activity Charter and Mediacom National wireless carriers Limited CLEC activity Time Warner, Classic Cable, Cox, Shaw and StreamGate Illinois Texas

Favorable Regulatory Environment Illinois Texas Federal CCI rate of return ("ROR") (11.25%) regulatory option supports recovery of investments utilized in the provision of interstate network services CCI receives Federal USF in support of high cost areas The company's Texas RLECs elected incentive regulation Texas USF offsets comparatively low rates Current Texas telecom rules extended to 2007 Telecom reform legislation enacted September 7, 2005 The company's Illinois RLEC earns at the authorized ROR (13.3%) Does not qualify for the Illinois USF Current Illinois telecom rules extended to 2007 Because CCI is in just 2 states, it is able to develop strong working relationships with its regulators.

"Not All Networks Are Created Equal" Since Jan. 1, 2003, the company has invested $67.9 million in its network, including its core IP backbone and softswitch technology, which enables video and VOIP Fiber network connects 54 of 56 of the company's exchanges, serving over 99.6% of all access lines 90% of total access lines are DSL-capable Network able to support higher connection speeds, as required by consumer demand Installed digital television headend to provide video in Illinois markets CCI's advanced network is a key part of its strategy to retain customers and increase revenue through bundling

CCI will continue to focus on increasing revenues per customer by driving service bundle subscriptions: Increasing DSL penetration, 13.4% as of June 30, 2005 vs. 8.2% as of June 30, 2004 and 12.2% as of March 31, 2005 Increasing sales of value-added services Providing new services, like video, which CCI launched in January 2005 in selected Illinois markets Increase Profit Through Bundled Service Offerings DSL Subs No. of Customers with Bundles 56.2% Growth 23.8% Growth

Illinois Triple Play - IPTV Voice, Video & Data Incremental Product Rollout Leverages existing resources and network IP Backbone/ADSL 2+ Future CapEx is success based Gateway set top box is tested and ready for full launch Full marketing launch in August in selected Illinois markets Will enhance the value of the bundle and deepen customer relationships

DSL Drives Bundling 58.7% CAGR DSL is a key component of the bundle Reduces churn High-margin product Minimizes broadband competition, including cable and competitive VOIP 13.4% current penetration Penetration 2.5% 4.2% 6.3% 10.8% 13.4%

Acquisition Philosophy Attractiveness of the markets Quality of the network The company's ability to integrate the acquired company efficiently Potential operating synergies The potential of any proposed transaction to permit increased dividends on the company's common stock CCI has a proven track record of successful business integrations CCI will continue to monitor and potentially pursue select acquisition opportunities based on the following criteria:

Experienced & Operations-Focused Management Team Executive Title Telecom Experience Bob Currey President & CEO 35 Years Steve Childers Chief Financial Officer 17 Years Joe Dively Sr. VP & President of IL Telephone Ops 18 Years Steve Shirar Sr. VP & President of Enterprise Units 20 Years Bob Udell Sr. VP & President of TX Telephone Ops 17 Years Chris Young Chief Information Officer 17 Years Richard Lumpkin Chairman 44 Years CCI Date of Initial Hire 1990 1986 1991 1996 1993 1985 1963

Strong Cash Flow Generation . . . LTM Adjusted EBITDA has grown at a 9.7% CAGR since 2003, from $121.0 million to $139.1 million Revenues Adjusted EBITDA $121.0 Margin: 37.0% $139.0 Margin: 43.0% 9.7% CAGR $139.1 Margin: 43.3% EBITDA from Telephone Ops accounts for almost 96% of consolidated Adjusted EBITDA Telephone Ops 98.3%

Driving Results - 1H 2005 Results ($ in millions, except lines) Consistent revenues and Adjusted EBITDA 2005 total connections reflect a 4,708 reduction associated with ISP regrooming DSL connections increased 56.2% Integration efforts on track, $4.6M incurred YTD As of 6/30/05, Net debt/LTM adjusted EBITDA = 3.9X (3) For the Six Months Ended Includes $1.1M in cell partnership cash distributions Excludes one-time $7.9M pension curtailment gain See calculation on slide 27

Irving office closed June 30, 2005 Network operating center (NOC) integration Billing & customer care platform consolidation completed in 2006 Benefits rationalization Phase II Platform Consolidation Integration Creates Potential for Greater Efficiencies From closing (April 14, 2004) through June 30, 2005, CCI eliminated 163 positions Phase I Integration Customer service center integration Network administration center integration Network maintenance and technology personnel reductions Supply chain and purchasing improvements Corporate function reduction Phase III Workgroup Consolidation

Investment Highlights Attractive Markets and Limited Competition Stable Local Telephone Business Bundled Service Offerings Favorable Regulatory Environment Technologically Advanced Network Experienced Management Team

Appendix

GAAP Reconciliation This presentation includes disclosures regarding our "Adjusted EBITDA" and "total net debt to last 12-month Adjusted EBITDA ratio", both of which are non- GAAP financial measures. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measure presented in accordance with GAAP is included in the tables that follow. Adjusted EBITDA, which corresponds to pro forma Bank EBITDA as used and defined in the prospectus dated July 21, 2005 filed in connection with our initial public offering ("IPO"), is comprised of our historical EBITDA, as adjusted to give effect to the TXUCV acquisition and certain other adjustments permitted and contemplated by our amended and restated credit facilities. EBITDA is defined as net earnings (loss) before interest expenses, income taxes, depreciation and amortization on an historical basis, without giving effect to the TXUCV acquisition, the IPO and the related transactions. We believe net cash provided by operating activities is the most directly comparable financial measure to EBITDA under generally accepted accounting principles GAAP. EBITDA is a non-GAAP financial measure. Accordingly, it should not be construed as an alternative to net cash from operating or investing activities, cash flows from operations or net income (loss) as defined by GAAP and is not on its own necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. To give pro forma effect to the TXUCV acquisition as if it had occurred on the first day of the periods presented, we have made two sets of adjustments. First, because the operating results of TXUCV are not reflected in our historical EBITDA and financial results for the period prior to the date of its acquisition (January 1, 2004 through April 13, 2004), CCI Texas' historical EBITDA for this period has been added to our historical EBITDA. Second, we made pro forma adjustments to the selling, general and administrative expenses to reflect (1) a reduction in costs due to the termination of certain TXUCV employees upon the closing of the acquisition and (2) incremental professional service fees paid to certain equity investors pursuant to a new professional services agreement entered into in connection with the TXUCV acquisition. Finally, when calculating EBITDA in accordance with our amended and restated credit agreement, it excludes the effect of certain items that are not expected to affect the ongoing ability to pay interest on our debt or pay dividends on our common stock. Each of these adjustments is described in the attached reconciliations.

GAAP Reconciliation We present Adjusted EBITDA for several reasons. Management believes Adjusted EBITDA is useful as a means to evaluate our ability to pay the estimated cash needs and pay dividends. In addition, we have presented Adjusted EBITDA to investors in the past because it is frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting it here provides a measure of consistency in our financial reporting. Adjusted EBITDA is also a component of the restrictive covenants and financial ratios contained and will be contained in the agreements governing our debt that will require the company to maintain compliance with these covenants and will limit certain activities, such as its ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on Adjusted EBITDA after giving effect to specified charges. As a result, management believes the presentation of Adjusted EBITDA as supplemented by these other items provides important additional information to investors. In addition, Adjusted EBITDA provides the board of directors meaningful information to determine, with other data, assumptions and considerations, the dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt. Adjusted EBITDA does not include approximately $1.0 million in incremental, ongoing expenses associated with being a public company, nor does it give effect to the IPO and the related transactions. Because Adjusted EBITDA is a component of the ratio of total net debt to last 12-month Adjusted EBITDA, it is subject to the material limitations discussed above, and the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar- for-dollar basis. Management believes that this ratio is useful as a means to evaluate our ability to incur additional indebtedness in the future and to assist investors, securities analysts and other interested parties in evaluating the companies in our industry.

GAAP Reconciliation (Cont'd) See footnotes on next page

GAAP Reconciliation (Cont'd) Footnotes for Adjusted EBITDA 1. Consolidated's adjusted EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis, without giving effect to the TXUCV acquisition. 2. CCI Texas EBITDA represents the EBITDA of the predecessor to CCI Texas for the period from January 1, 2004 through April 13, 2004, since the operating results of CCI Texas are not reflected in our historical EBITDA for the periods prior to acquisition on April 13, 2004. 3. Pro forma EBITDA represents our historical EBITDA as adjusted for the TXUCV acquisition. 4. During 2003 and 2004 TXUCV incurred costs, which, due to the unusual and non-recurring nature of these expenses, are excluded from Adjusted EBITDA. These expenses include retention bonuses to keep key employees to run its day-to-day operations while it was being prepared for sale; severance costs primarily associated with employee terminations associated with the TXUCV acquisition; and other costs associated with its sale. 5. In connection with the TXUCV acquisition, we are incurring certain one-time expenses associated with integrating and restructuring the CCI Texas and CCI Illinois businesses. Because of the unusual and non-recurring nature of these expenses, they are excluded from Adjusted EBITDA. 6. Represents the aggregate professional service fees paid to certain large equity investors prior to our initial public offering. Upon closing of the initial public offering, these agreements terminated. 7. Other, net includes the equity earnings from our investments, dividend income and certain other miscellaneous non-operating items. 8. For purposes of calculating Adjusted EBITDA, we include all dividends and other distributions received from our cellular partnership investments. Partnership distributions included in the calculation of Adjusted EBITDA assumes that the TXUCV acquisition occurred on the first day of the periods presented. 9. Represents a one-time, non-cash $7.9 million curtailment gain associated with the amendment of our retirement plan. The gain was recorded in general and administrative expenses. However, because the gain is non-cash and non-recurring, it is excluded from adjusted EBITDA.